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                                                                     EXHIBIT 4.1

      NUMBER                                                                       SHARES
    WH
                             THE WHITE HOUSE, INC.

            INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND              CUSIP 963854 30 2
                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS

       This Certifies that









       is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF $0.01 PER SHARE OF
                                                THE WHITE HOUSE, INC.


transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the
Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

                                                         [SEAL]
                 /s/ PATRICIA DARROW-SMITH                                     /s/ RICHARD D. SARMIENTO
                  EXECUTIVE VICE PRESIDENT                                     CHAIRMAN, PRESIDENT AND
                                                                               CHIEF EXECUTIVE OFFICER

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                             THE WHITE HOUSE, INC.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT - ________ Custodian __________
                                                               (Cust)              (Minor)
TEN ENT - as tenants by the entireties                        under Uniform Gifts to Minors

IT TEN  - as joint tenants with right                         Act _________________________
          of survivorship and not as                                       (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list

     For value received, ____________hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
------------------------------------------

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  Please print or type name and address including postal zip code of assignee

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                                       Shares of the Common Stock represented
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by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer to said shares on the books of the within-named Corporation power of substitution in the premises.

Dated:
       ----------------------        -------------------------------------------
                                                     Signature


                                     -------------------------------------------
                                                     Signature

                                         Notice: The signature(s) to this
                                     assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed:

By
   ---------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.

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          BANKNOTE CORP. OF AMERICA WALL ST.  PROOF #1  1-306017-942
               THE WHITE HOUSE, INC.  - 1:59 PM - 6/19/03 - DPA -